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                                UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/ / Definitive Proxy Statement                   Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to
    240.14a-12

                       ANHEUSER-BUSCH COMPANIES, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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    (5) TOTAL FEE PAID:

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    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 11, 2006


                         ANHEUSER-BUSCH COMPANIES, INC.
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               (Exact name of registrant as specified in charter)

          Delaware                       1-7823                   43-1162835
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

     One Busch Place,              St. Louis, Missouri                  63118
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code:  314-577-2000
                                                           ----------------


                                      NONE

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01         Other Events.

         Attached in Exhibit 99 is a description of the fees paid to the members of the Board of Directors of Anheuser-Busch Companies, Inc. during 2005.

Item 9.01         Financial Statements and Exhibits.

         Exhibit 99 - Schedule of Anheuser-Busch Companies, Inc. Board of Directors fees in 2005.



                                 SIGNATURES
                                 ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ANHEUSER-BUSCH COMPANIES, INC.
                                             (Registrant)



                                             BY:   /s/ JoBeth G. Brown
                                                 ----------------------------
                                                 JoBeth G. Brown
                                                 Vice President and Secretary

April 11, 2006
    (Date)

                                EXHIBIT INDEX
                                -------------

Exhibit No.     Description
-----------     -----------

   99 Schedule of Anheuser-Busch Companies, Inc. Board of Directors fees in 2005.